Exhibit 4.8.4 - Electronic Catalogue (1,3,4,5) - 39CBF39CBFI

Carrier
开 利 空 调

39CBFI/39CBF

Modular Air Conditioning Unit

39CBFI/39CBF

Carrier China
Carrier is affiliated to United Technologies. United Technologies ranks 126 in world’s 500 tops (2006), its business extends to architectural industry and aerospace industry around the world.

In 1902, Professor Carrier invented first set of scientific air-conditioning system. Since then, carrier’s complete series products and system resolution have become first choice of many world-renowned buildings.

In 2007, carrier’s sales revenue reaches 14.6 billion US dollars, leading in the whole industry. Its distributors’ network covers over 170 countries. Carrier is now world’s biggest HVAC manufacturer.

Carrier China has 11 companies, 40 sales service offices and 2,500 employees.

As the world-class factory, Carrier Yileng has several advanced production lines of units and compressors, covering main units of commercial and residential central air-conditioning systems and air terminal products. The various products can meet diversifying demands from different customers.

Index

39CBFI Series Modular Air-Conditioning Unit
Mark Method of Unit Type	1
Air Amount scope	1
Characteristics of Unit	2
Introduction of software	4
Control Illusion of Unit	5
Control	6
Swift Model Selection	7
Sketch Map of Function Section	8
Adjustment of air valve	9
Cold amount and heat amount of unit and pipe coil configuration	10
Weight of Pipe Coil	12
Connection dimension of pipe coil installation	13
Fan section	16
Humidifier Option	19
Silencer	20
Filter	21
Specification and number of Filter	22
Filtering grade of purification needed	23
Electrical heating section	24
Case Weight	24

39CBF Series Modular Air-Conditioning Unit
Mark Method of 39CBF	25
Air Amount Scope of 39CBF	25
Characteristics of Unit 39CBF	26
Swift Model Selection of 39CBF	28
Other Specification	29

Mark Method of Unit Type

Computing Formula for Unit Modulus and Dimension

39CBFI

(1)  Unit Height = Height Modulus × 100 + 100 + 100 (Base)

 (2)  Unit Width = Width Modulus× 100 + 100

Example：39CBFI 0712

07 Height Modulus

Height of Unit is：7 × 100 + 100 + 100 (底座) =900mm

12 Width Modulus

Width of Unit：12 × 100 + 100 =1300mm

Scope of Air Amount

39CBFI    2209~57766m3/h

Characteristics of Unit

Double-Panel Structure, Outstanding Heat Prevention
50mm foam panel is light and rigid, and its thermal conductivity is less than 0.0199W/M.℃. The framework and framing strips have been specially treated for insulation, preventing the appearance of cold bridge. Double metal panels are quality color steel sheet and galvanized steel panel, ensuring fire-proof and anti-corrosion performance of the unit. Meanwhile, external panel can be optionally painted by powder of cold-rolled steel sheet, internal panel can be use stainless steel, to satisfy different demand from customers.

New sealing material, minimize air leakage
The case of unit includes panel, framework and gland strip. The panel adopts unique embedding method, so that connection points can be connected precisely. The new gland strip is applied between frame and panel, and each access door and pass-through of pipes has been meticulously designed to ensure air tightness of unit. It completely complies with or beyond the GB/T14294-93.

Elaborate design of water pan
Water pan shall be galvanized steel panel, and stainless steel water pan is available. The down drain method ensures all the condensed water discharged. The lowest point of pipe coil loop equips a freeing port, which can empty the standing water inside pipe coil. This can avoid frost crack of pipe coil.

Cold/Hot water pipe coil, international high-level design
●
Pipe coil employs Carrier’s latest ripple fins to install on copper pipe by mechanic expansion pipe method, which has excellent heat transfer efficiency. Customers can select hydrophilic aluminum foil to more excellent reach heat transfer performance.

Pipe coil header is steel header, and copper header is available if user has such requirement. The drain valve and air evacuation valve are installed on pipe coil header to ensure no air on loop, meanwhile empty standing water inside pipe coil to avoid frost crack.
●	When face velocity is more than 2.5m/s, water-dam can be added behind pipe coil, which can effectively separate water from air.

Corrugated air damper, flexible adjustment
Handle or electric mode can be selected. Using corrugated link mechanism adjustment, and air damper can open flexibly. Electric remote control device can be installed.

Unit Base
Each section equips unit base to strength whole machine, reduce unit’s vibration, easy for transport and split joint.

Use optimized “many-swings on front side and curve on back side double intakes centrifugal fan, low noise and high efficiency
Blade wheel and belt pulley have been adjusted by dynamic poise, and whole fan has been regulated by vibration test, so that the whole fan can run smoothly.  The base that fan and motor used together installs shock absorbers, soft connection have been provided between air outlet and chassis, so that operational components can be completely isolated, so does shock. The blade of front section or back section can be selected in accordance with air pressure and air flow rate.

Provide all kinds of filers to cater different need
●
Provide all-level filters, ranging from preliminary filter (board-structure, efficiency can reach G4 level), to medium filter (bag-structure, efficiency can reach F8 level), and high efficiency filter (H13). And provide active carbon filter, filter cartridge filter, antistatic filter and other special filters.

Modulus design and convenient model selection
The width, height and length of unit add in proportion by modulus of 100mm
Each regulation of flow shall have certain type of unit to match
Modulus products save the material to maximum, control production cost
Standard modules products are convenient and quick for mode shaping and manufacture.

Easy and Convenient Repair
Parts have strong commonality, very easy to change, and price is cheap. Detachable panel can be installed on one side of unit; furthermore, access doors are set to necessary function setting. It is convenient to maintain fan, pipe coil and filters. Pipe coil is installed on lead rail of water pan, easy to maintain, clean and dismantle.

Introduction of Software

Computer Model Selection
The company provides swift and précised computer model selection service. Calculate the most idea function configuration and most economic type.

Function Charateristics
•   Project Management
•   Modulus Management
•   Flexible Combination of Functions
•   Provide several configurations according to user’s requirement
•   Sub-Box Section Configuration
•   Unit Performance Calculation
•   Whole-set Quotation
•   Output Drawing and technical specification
•   Chinese Interface, Easy use

Example of Unit Control

Control of AC Unit

Monitor Equipment	Monitor Contents

AC Unit
Fan Start stop control; Fan Operation Status, Fault Alarm, Handle and auto status; , Filter silting Alarm; (pipe coil freeze protection Alarm) Cold Water Valve regulation, Hot Water Valve Regulation; Fresh-air Damper Adjustment; recirculation door Adjustment; Himidifier Switch; Supply Temperature; Supply Temperature; recirculation humidity level; indoor temperature and humidity level; outdoor temperature and humidity level

Schematic diagram of AC unit (Example)

1 humility of return air	2 Temperature of Return air	3 Damper adjustment of Return air	4 Fresh-air damper adjust	5 Screen silting Alarm
6 Hot Water Valve Adjust	7 Cold Water Valve adjustment	8 humidifier Switch	9 Fan Operation Status	10 Fan Handle or auto Status
11 Fan Fault	12 Fan Stop Control	13 Temperature of Supply Air

AC Unit Fresh-Air Control

Monitor equipment	monitor content

Fresh-air Unit
Fan Start Stop Control; Fan Operational Status, Fault Alarm, Handle and auto status, filter silt alarm; (pipe coil freeze protection Alarm) Cold Water Valve Adjustment, hot water Valve Adjustment, Fresh-air damper adjustment; temperature of supply air, indoor temperature and humidity, outdoor temperature and humidity

Schematic diagram of Fresh-air unit (Example)

1 Fresh-air Damper openness	2 Screen Silting Alarm	3 Valve Adjustment	4 Fan Operation	5 handle – Auto Status
6 Fan Fault Alarm	7 Fan Start-stop	8 temperature of Supply air	9 Outdoor Temperature

Control

Realize single machine and network control to AC unit according to customer’s requirement

Function

●	aim to all kinds of AC unit and terminals, provide all-level control system solution

●
Through communication signal line, assemble temperature, humility, valve and damper’s signals on AC unit and terminals, send alarms through internal logical procedure, control valve, damper openness, monitor fan, screen status, auto alarm.

●	Equip special system monitor interface, realizing system control of simple AC Unit.

Single Machine Control Module of AC Unit

Quick Model Selection

Unit Specification	Pipe coil in the wind	Outline Diamension		Air			Full Pressure of
				Flow			External unit
39CFI	Area (m2)	Height H*	Width W

0609	0.24	700	1000	2008	2209	2430	200~800

0610	0.34	700	1100	2755	3058	3364	200~800

0712	0.49	800	1300	3979	4417	4859	200~800

0813	0.70	900	1400	5663	6286	6915	200~800

0914	0.81	1000	1500	6582	7306	8037	200~800

1015	1.05	1100	1600	8495	9429	10372	200~800

1016	1.15	1100	1700	9337	10364	11400	200~800

1117	1.44	1200	1800	11632	12912	14703	200~800

1317	1.68	1400	1800	13623	15121	16633	200~800

1518	2.07	1600	1900	16837	18689	20558	200~800

1522	2.36	1600	2300	19133	21238	23362	200~800

1622	2.55	1700	2300	20664	22937	25231	200~800

1822	2.93	1900	2300	23725	26335	28968	200~800

1824	3.30	1900	2500	26786	29733	32706	200~800

1825	3.59	1900	2600	29082	32281	35509	200~800

2025	3.96	2100	2600	30143	35679	39247	200~800

2226	4.63	2300	2700	37501	41626	45789	200~800

2330	5.48	2400	3100	44388	49271	54198	200~800

Unit height, not inclusive of base, 100mm		400	3500	52041	57766	63543

Function Section Sketch

Serial No.	Description	Simple Graph		Note

1	Combined Section		(0609~0813) 5M 0914~1317) 6M (1518~1622) 8M (1822~2025) 9M (2226~2334) 11M

2	Bag Filter Section		6M	The function section is recommended to set repair section

3	Comprehensive Filter Section		6M	The function section is recommended to set repair section

4	Surface Cold Section		6M	Include water-dam

5	Hot Water pipe coil section		3M	When surface cold section did not include wet film humidifier and water-dam, can be installed with cold water pan

6	Steam pipe coil section		3M

7	Electricity Heat Section		3M

8	Steam Humidifier Section		6M

9	Wet Film Humidifying Section		3M	Can directly install with pipe coil, water pan, no space Demand

10	High Pressure Spray humidifying Section		6M	Can be neighbor with surface cold machine, use water-dam

11	Fan Section			Fan has four air-out directions

12	Fresh-air return air section		(0609~0813) 10M (0914~1825) 12M (2025~2334) 18M

13	Silencing Section		6M, 12M	The function section is recommended to set repair section

14	Air Outlet Section		(0609~0813) 5M (0914~1317) 6M (1518~1622) 8M (1822~2025) 9M (2226~2334) 11M	The outlet can be on the side or on the top

15	Empty Section		3M, 6M

16	High Efficient filter section		9M

注：以上模数长度仅限于 0609~2334 机组。

Sketch Map Identification of Unit Direction

Direction of unit:	favorable current direction, pipe coil in/out water pipe those the access door on the left are left side door, and verse vise.

Adjustment Air Valve

It combines return air valve side rod drive openness ripple valve, which is light and flexible to operate, air resistance small, good sealant. It can be hand control, or electronic executor control. The dimension of adjustable air valve shows as follows:

	39CBFI
Unit Spec	L × H	Weight
39CBFI	mm	kg
0609	848.0 × 420.5	19.7
0610	948.0 × 420.5	20.9
0712	1148.0 × 420.5	23.8
0813	1248.0 × 420.5	25.3
0914	1348.0 × 578.0	36.7
1015	1448.0 × 578.0	38.5
1016	1548.0 × 578.0	40.0
1117	1648.0 × 578.0	42.7
1317	1648.0 × 578.0	42.7
1518	1748.0 × 735.0	46.0
1522	2148.0 × 735.5	62.4
1622	2148.0 × 735.5	62.4
1822	2148.0 × 893.0	72.0
1824	2348.0 × 893.0	76.8
1825	2448.0 × 893.0	79.5
2025	2448.0 × 893.0	79.5
2226	2548.0 × 1050.5	89.7
2330	2948.0 × 1050.5	100.7
2334	3348.0 × 1050.5	111.0

Cold Amount and heat amount of unit, and configuration of pipe coil

Unit equipped with cold/hot water pipe coil and heat pipe coil. The cold/hot water pipe coil can use cold water and hot water in winter and summer in turn. Heat pipe coil is heated by special hot water, or select steam pipe coil.

		4 Row						6 Row
Unit Spec	air volume	Total cold	A. cold	Air .resist.	Water Flow	Water Resis	Loop	Total C	A. cold	Air Resist
39CBFI	(CMH)	(kW)	(kW)	(Pa)	(L/s)	(kPa)		(kW)	(kW)	(Pa)
0609	2209	12.1	9.12	128	0.58	7.9	HF	17.16	11.75	196
0610	3058	16.58	11.90	124	0.79	12.4	HF	24.69	16.65	188
0712	4417	23.92	17.11	126	1.1	17.1	HF	36.07	24.24	192
0813	6286	35.39	25.27	126	1.7	34.6	HF	48.28	33.18	191
0914	7306	40.83	29.04	128	1.96	39.5	HF	55.62	38.37	192
1015	9429	53.41	38.08	127	2.6	46.9	HF	72.84	49.96	191
1016	10364	59.51	42.16	128	2.85	55.8	HF	81.18	55.39	191
1117	12912	79.53	58.65	125	3.8	17.8	FL	103.39	69.97	191
1317	15121	93.44	68.79	126	4.5	20.8	FL	121.26	82.01	192
1518	18689	116.43	85.41	127	5.6	26.7	FL	150.61	101.68	193
1522	21238	135.61	98.38	127	6.5	25.2	FL	173.71	116.64	192
1622	22937	145.83	105.99	127	7	27.7	FL	187.1	125.76	192
1822	26335	167.58	121.76	127	8	28.1	FL	214.93	144.44	192
1824	29733	193.22	139.09	128	9.2	35.6	FL	245.77	164.41	193
1825	32281	212.52	152.13	128	10.2	45	FL	257.06	174.31	191
2025	35679	234.3	167.90	128	11.2	44.8	FL	283.45	192.37	191
2226	41628	275.39	196.72	129	13.2	51.8	FL	332.93	225.39	191
2330	49271	331.15	234.96	129	15.8	69.5	FL	399.05	268.91	192
2334	57766	*371.14	*268.51	*129	*14.1	*68.9	FL	*450.89	*308.05	*193

Standard operation
		6 Row			8 row
	Air
Unit Spec	volume	W Flow	Water Resis	Loop	Total Cold	A. Cold	Air Resistant	Water Fl	Water Resis	Loop
39CBFI	(CMH)	(L/s)	(kPa)		(kW)	(kW)	(Pa)	(L/s)	(kPa)
0609	2209	0.8	16.1	HF	19.7	12.91	264	0.9	26.6	HF
0610	3058	1.2	40.2	HF	27.73	18.07	253	1.3	64.2	HF
0712	4417	1.7	43.58	HF	37.96	25.18	254	1.8	14.8	FL
0813	6286	2.3	19.1	FL	55.05	36.28	257	2.6	29.2	FL
0914	7306	2.7	19.6	FL	63.8	42.09	258	3.1	29.5	FL
1015	9429	3.5	18.6	FL	83.77	54.95	256	4	29.5	FL
1016	10364	3.9	24.1	FL	92.6	60.76	257	4.4	38	FL
1117	12912	4.9	37.7	FL	116.72	76.14	256	5.6	57.8	FL
1317	15121	5.8	43.1	FL	136.75	89.19	257	6.5	64.6	FL
1518	18689	7.2	41.8	FL	169.37	110.39	259	8.1	65.2	FL
1522	21238	8.3	54.1	FL	182.96	121.25	256	8.7	22.6	DB
1622	22937	8.9	58.1	FL	196.83	130.62	256	9.4	23.8	DB
1822	26335	10.3	59.5	FL	226.3	150.1	256	10.8	18.8	DB
1824	29733	11.8	75.8	FL	258.44	170.76	257	12.4	25.8	DB
1825	32281	12.3	36.6	DB	282.03	186.02	258	13.5	31.4	DB
2025	35679	13.6	37.8	DB	311.39	205.46	258	14.9	33.5	DB
2226	41628	15.9	43.7	DB	364.32	240.16	258	17.4	38.5	DB
2330	49271	19.1	57.7	DB	433.94	285.45	259	20.8	49.8	DB
2334	57766	18	56.8	DB	521.38	340.26	259	24.9	76.1	DB

HF—Semi loop  FL—Full Loop  DB—Double Loop  Standard Operation Condition：inlet dry bulb temperature —27ºC  inlet wet bulb temperature —19.5ºC  inlet water —7ºC Note：* refers to control refrigerating water pipe pressure drop , differential return water temperature is  5ºC

Cold Amount and heat amount of unit, and configuration of pipe coil

Unit Cold
Amount	Fresh-air
Operational
Condition
Unit spec	Air volume	4 Row						6 Row
39CBFI	(CMH)	Total Cold	A. Cold	Air Resist	Water Res	Water Flow	Loop	T Cold	A Cold	Air Consist
		(kW)	(kW)	(Pa)	(L/s)	(kPa)		(kW)	(kW)	(Pa)
0609	2209	31.55	13.66	134	1.5	27	HF	39.51	16.75	201
0610	3058	45.81	19.63	128	2.2	59.4	HF	51.03	21.75	193
0712	4417	59.83	26.18	130	2.9	15.1	FL	76.05	32.32	195
0813	6286	87.31	38.01	131	4.2	28	FL	109.86	46.64	197
0914	7306	102.48	44.53	132	4.9	49.2	FL	128.37	54.48	198
1015	9429	133.99	58.08	130	6.4	52.5	FL	160.2	68.89	195
1016	10364	*149.59	64.66	131	7.2	59.0	FL	177.02	76.12	196
1117	12912	*183.57	*79.32	*131	*7.3	*60.1	FL	*214.73	*92.33	*196
1317	15121	*215.15	*92.94	*132	*8.6	*70.3	FL	*253.28	108.91	*197
1518	18689	*261.47	*113.29	*132	*9.6	*62	FL	*314.54	*135.25	*197
1522	21238	*296.3	*128.45	*131	*10.1	*63.6	FL	*348.73	*149.95	*196
1622	22937	*318.64	*138.24	*132	*10.9	*62.9	FL	*379.61	*163.23	*196
1822	26335	*366.3	*158.88	*132	*12.5	*65.3	FL	*435.05	*187.07	*196
1824	29733	*412.33	*178.94	*133	*13.1	*57.4	FL	*490.59	*210.96	*197
1825	32281	*443.04	*192.65	*133	*313.2	*61.6	FL	*531.97	*226.88	*197
2025	35679	*488.74	*212.6	*133	*14.6	*68	FL	*585.95	*250	*197
2226	41628	*561.78	*245.1	*134	*15.8	*69.8	FL	*675.37	*288.55	*198
2330	49271							*795.42	*340.05	*198
2334	57766							*916.95	*392.85	*198

Fresh-air operation condition
		6 Row			8 Row
Unit Spec	Air
39CBFI	Volume	W Flow	Flow Resist	Loop	T. Cold	A. Cold	Air Resis	W Flow	Water Resi	Loop
	(CMH)	(L/s)	(kPa)		(kW)	(kW)	(Pa)	(L/s)	(kPa)
0609	2209	1.9	63	HF	41.12	17.41	268	2	12.7	FL
0610	3058	2.4	18.8	FL	57.83	24.48	257	2.8	20.6	FL
0712	4417	3.6	31.6	FL	85.25	36.09	260	4.1	40.3	FL
0813	6286	5.3	52.6	FL	119.37	50.14	267	5.7	28.47	DB
0914	7306	6.1	64.9	FL	138.16	58.03	268	6.6	31.08	DB
1015	9429	7.7	36.15	DB	177.27	75.45	266	8.5	34.2	DB
1016	10364	8.5	38.88	DB	192.67	80.92	267	9.2	34.88	DB
1117	12912	*8.5	*40.12	DB	*241.20	*101.30	*266	*9.6	*37.91	DB
1317	15121	*10.1	*38.93	DB	*283.07	*118.89	*267	*11.3	*38.25	DB
1518	18689	*11.6	*41.76	DB	*349.11	*146.63	*269	*12.8	*38.88	DB
1522	21238	*11.9	*51.7	DB	*389.59	*165.04	*268	*13.3	*41.3	DB
1622	22937	*13	*53.9	DB	*418.82	*177.46	*267	*14.3	*50	DB
1822	26335	*14.8	*52.36	DB	*481.33	*203.93	*267	*16.4	*52.8	DB
1824	29733	*15.6	*57.6	DB	*542.69	*229.64	*268	*17.3	*48	DB
1825	32281	*15.9	*58.7	DB	*584.99	*247.94	*268	*17.5	*50.9	DB
2025	35679	*17.5	*60.6	DB	*645.87	*273.76	*269	*19.3	*54.5	DB
2226	41628	*19	*60.4	DB	*745.61	*316.21	*269	*21	*54.5	DB
2330	49271	*21.9	*69.2	DB	*879.19	*372.94	*269	*23.4	*61.9	DB
2334	57766	*21.9	*76.7	DB	*1016.91	*431.73	*269	*24.3	*72	DB

HF—Semi loop  FL—Full Loop  DB—Double Loop  Standard Operation Condition：inlet dry bulb temperature —35ºC  inlet wet bulb temperature —28ºC  inlet water —7ºC Note：* refers to control refrigerating water pipe pressure drop , differential return water temperature is  5ºC

Cold Amount and heat amount of unit, and configuration of pipe coil

Unit Heat Energy:（2 Row）

	Inlet temperature of hot water
Unit Spec	60 °C				70 °C				80°C
39CBFI	Heat	air resist	w resist	w Flow	Heat	air resist	w resist	w Flow	Heat	air resist	w resist	w Flow
	(kW)	(Pa)	(kPa)	(L/s)	(kW)	(Pa)	(kPa)	(L/s)	(kW)	(Pa)	(kPa)	(L/s)
0609	12.79	55	1.0	0.3	20.22	56	2.2	0.5	22.92	57	2.8	0.5
0610	20.42	56	2.8	0.5	78.58	60	4.8	0.7	32.38	54	6.4	0.8
0712	32.34	58	4.2	0.8	41.72	58	6.6	1.0	47.19	55	8.6	1.1
0813	43.34	54	7.0	1.0	60.47	57	8.7	1.3	72.16	62	10.1	1.4
0914	54.38	61	7.5	1.2	69.91	58	11.8	1.6	83.63	62	12.8	1.7
1015	70.73	60	10.4	1.6	90.73	61	16.4	2.1	108.46	61	17.7	2.2
1016	78.40	55	13.2	1.8	92.25	60	17.8	2.1	119.29	61	18.8	2.2
1117	91.03	55	17.4	2.1	115.38	56	24.1	2.5	137.06	55	24.6	2.5
1317	114.81	61	21.3	2.5	134.37	55	26.9	2.8	160.37	55	28.7	3.0
1518	141.54	62	25.5	3.0	166.57	62	34.5	3.5	198.72	56	36.9	3.7
1522	151.63	58	16.0	3.2	196.27	59	26.0	4.1	235.90	61	29.5	4.3
1622	162.63	58	17.4	3.4	211.41	59	29.2	4.4	258.37	61	36.4	5.2
1822	186.85	55	22.1	3.9	242.87	60	37.3	5.1	291.96	61	42.4	5.4
1824	214.15	59	29.2	4.5	276.48	58	47.2	5.7	333.27	55	50.9	6.1
1825	233.49	61	33.7	4.8	302.41	60	56.8	6.2	363.08	61	64.7	6.6
2025	257.75	57	40.1	5.3	333.67	58	67.4	6.8	398.91	61	70.7	7.1
2226	320.56	58	55.7	6.6	374.32	57	70.5	7.5	445.08	55	72.8	7.6
2330	348.95	60	58.4	7.0	461.95	60	71.1	9.0	530.27	55	75.8	11.5
2334	446.20	58	66.2	9.7	553.49	58	74.4	11.3	660.44	61	79.8	11.7

Note: Inlet dry bulb temperature —15ºC; from 0609 to 1518 unit employs semi-loop, from 1522 to  2334 unit employs full loop。

Weight of pipe coil section

(单位: kg)
Unit Number	Pipe Coil Number
39CBFI	2 Row	4 Row	6 Row	8 Row
0609	35.30	73.16	77.70	83.92
0610	40.30	78.42	84.62	92.77
0712	42.60	89.86	98.80	104.68
0813	47.36	97.27	108.26	122.00
0914	51.30	103.46	115.90	131.38
1015	54.00	114.76	131.21	151.08
1016	56.36	119.38	137.55	159.12
1117	64.01	131.26	153.89	180.26
1317	69.90	142.88	169.35	187.94
1518	75.53	160.33	193.00	230.45
1522	111.54	178.95	217.85	256.74
1622	116.32	187.78	228.89	271.11
1822	124.14	204.02	252.26	300.51
1824	128.02	226.15	273.16	327.49
1825	129.86	228.14	288.05	347.01
2025	136.98	254.93	319.51	384.74
2226	166.16	284.69	359.83	435.83
2330	188.06	323.33	412.93	504.93
2334	206.11	363.44	468.24	576.24

Note:The weight on the chart only refers to the weight of pipe coil, exclusive of weight of box.

Connection dimension of installation of pipe coil

* MPT- outside thread

39CBFI	A	B	øC	F
0609	800	357	1— ″	233
			1/2 MPT
0610	800	421	1— ″	233
			1/2 MPT
0712	900	484	1— ″	233
			1/2 MPT
0813	1000	611	1— ″	233
0914	1100	675	1/2 MPT	233
1015	1200	802	1— ″	233
			1/2 MPT
1016	1200	802	1— ″	233
			1/2 MPT
1117	1300	917	1— ″	240
			1/2 MPT
1317	1500	1107	1— ″	240
			1/2 MPT
1518	1700	1298		240

39CBFI	D	E	øC
2 排 热水	55	138	1-1/2″
4 排	91	173
6 排	63	201	见上表
8 排	88	226

39CBFI	A	B	øC	F
1522	1700	1298	2″ MPT	240
1622	1800	1361	2″ MPT	240
1822	2000	1523	3″ MPT	254
1824	2000	1523	3″ MPT	254
1825	2000	1523	3″ MPT	254

39CBFI	D	E	øC
2 row hot water	55	138	1-1/2″
4 row（diameter 2″ MPT）	116	198	Refer to
4 row（diameter 3″ MPT）	88	226	above chart
6 row、8 row	88	226

Connection dimension of installation of pipe coil

39CBFI	A	B	øC	øF
2025	2200	982	2″ MPT	3″ MPT
2226	2400	1173	2″ MPT	3″ MPT
2330	2500	1300	2″ MPT	3″ MPT
2334	2500	1300	2″ MPT	3″ MPT

39CBFI	D1	D2	E1	E2	øC
2 row hot	55		138		1-1/2” MPT
4 row	116	88	198	226	Refer to above
6 row 8 Row	88		226		chart avove

Steam pipe coil Section

(Unit: kW)
Unit Spec	Pipe Coil	Steam			Weight
39CBFI	Type	Pressure(MPa)			kg
0609	(GL-2R-09-06)× 1	28.3	32.6	36.2	45
0610	(GL-2R-09-07)× 1	38.2	44.2	49.1	48
0712	(GL-2R-11-09)× 1	53.9	62.3	69.1	57
0813	(GL-2R-15-10)× 1	76.4	88.3	97.9	80
0914	(GL-2R-17-11)× 1	92.1	106.5	118.1	98
1015	(GL-2R-19-12)× 1	115.9	136.7	151.5	107
1016	(GL-2R-19-13)× 1	129.6	149.9	166.2	114
1117	(GL-2R-22-14)× 1	161.1	186.4	206.7	126
1317	(GL-2R-13-14)× 2	188.5	217.9	241.6	167
1518	(GL-2R-15-15)× 2	234.9	271.6	301.3	212
1522	(GL-2R-15-19)× 2	271.4	313.8	348.1	243
1622	(GL-2R-17-19)× 2	298.9	345.7	382.8	269
1822	(GL-2R-19-19)× 2	345.6	399.4	442.7	286
1824	(GL-2R-19-21)× 2	387.4	448.1	496.3	303
1825	(GL-2R-19-22)× 2	416.6	481.7	533.0	320
2025	(GL-2R-22-22)× 2	464.8	537.8	595.5	354
2226	(GL-2R-22-23)× 2	525.6	607.3	672.5	374
2330	(GL-2R-22-27)× 2	620.7	717.4	795.9	413
2334	(GL-2R-22-31)× 2	724.0	835.8	927.9	471

注： Inlet Day-bulb temperature is 7ºC .the weight on the chart only refers to the weight of pipe coil, exclusive of weight of box.

39CBFI	A	B	øC	F
0609	800	287	2″ MPT	278
0610	800	287	2″ MPT	278
0712	900	358	2″ MPT	278
0813	1000	500	2″ MPT	278
0914	1100	571	2″ MPT	278
1015	1200	678	2″ MPT	278
1016	1200	678	2″ MPT	278
1117	1300	784	2″ MPT	278

39CBFI	D	E
2 排	80	154

39CBFI	A	B	øC	F
1317	1500	429	2″ MPT	278
1518	1700	500	2″ MPT	278
1522	1700	500	2″ MPT	278
1622	1800	571	2″ MPT	278
1822	2000	678	2″ MPT	278
1824	2000	678	2″ MPT	278
1825	2000	678	2″ MPT	278
2025	2200	784	2″ MPT	278
2226	2400	784	2″ MPT	478
2330	2500	784	2″ MPT	478
2334	2500	784	2″ MPT	478

39CBFI	D	E
2 排	80	154

Fan Section

Configuration of fan and motor

Unit Spec 39CBFI	Fitting Fan	Max Power of Fan (kW)	Max seat of Fan	Length of Fan Section(mm) HorizontaVertical		Weight(kg)
0609	ADZ180	1.5	Y90	600	900	20.55
0610	ADZ180	2.2	Y100	600	900	20.55
	ADZ200			700	900	23.21
0712	ADZ225	3.7	Y112	700	900	32.98
	ADZ/RDZ250			700	900	34.98/37.08
0813	ADZ/RDZ280	5.5	Y132	800	900	41.44/43.64
	ADZ/RDZ315			800	900	46.44/47.64
0914	ADZ/RDZ315	5.5	Y132	800	900	46.44/47.64
	ADZ/RDZ355			900	900	60.41/64.41
1015	ADZ/RDZ355	7.5	Y132	900	900	60.41/64.41
	ADZ/RDZ400			900	900	73.48/76.48
1016	ADZ/RDZ355	7.5	Y132	900	900	64.21/68.21
	ADZ/RDZ400			900	900	77.21/80.21
1117	ADZ/RDZ400	11	Y160	900	900	79.02/82.02
	ADZ/RDZ450			1100	1100	88.02/97.52
1317	ADZ/RDZ400	15	Y160	900	900	79.02/82.02
	ADZ/RDZ450			1100	1100	88.02/97.52
1518	ADZ/RDZ450	15	Y160	1100	1100	88.02/97.52
	ADZ/RDZ500			1100	1100	97.16/108.16
1522	ADZ/RDZ500	18.5	Y180	1100	1100	97.16/108.16
	ADZ/RDZ560			1300	1300	186.0/195.0
1622	ADZ/RDZ560	18.5	Y180	1300	1300	186.0/195.0
	ADZ/RDZ630			1400	1400	250.0/253.0
1822	ADZ/RDZ560	18.5	Y180	1300		186.0/195.0
	ADZ/RDZ630			1400		250.0/253.0
1824	ADZ/RDZ560	22	Y180	1300		186.0/195.0
	ADZ/RDZ630			1400		250.0/253.0
1825	ADZ/RDZ630	30	Y200	1400		250.0/253.0
	ADZ/RDZ710			1500		281.0/323.0
2025	ADZ/RDZ630	30	Y200	1400		250.0/253.0
	ADZ/RDZ710			1500		281.0/323.0
2226	ADZ/RDZ710	30	Y200	1500		281.0/323.0
	ADZ/RDZ800			1700		370.0/405.0
2330	ADZ/RDZ800	37	Y225	1700		370.0/405.0
	ADZ/RDZ900			1900		442.0/490.0
2334	ADZ/RDZ800	45	Y225	1700		370.0/405.0
	ADZ/RDZ900			1900		442.0/490.0

Note: The weight on the chart only refers to the weight of pipe coil, exclusive of weight of box.,

Fan Section

Outlet direction of horizontal unit and flange size

(单位:mm)
Unit Spec 39CBFI	Fitting Fan	A	D	E
				THF	BHF	UBF	UBR
0609	ADZ180	289.5	229	290.5	193.5	125	222
0610	ADZ180	314.5	229	290.5	193.5	125	222
	ADZ200	312.5	256	298.5	192.5	125	231
0712	ADZ/RDZ225	411.5	288	312.5	192.5	125	268
	ADZ/RDZ250	411.5	322	324.0	192.0	125	257
0813	ADZ/RDZ280	392.5	361	340.5	193.5	125	306
	ADZ/RDZ315	349.5	404	359.5	191.5	125	293
0914	ADZ/RDZ315	399.5	404	359.5	191.5	125	293
	ADZ/RDZ355	391.5	453	384.5	194.5	125	315
1015	ADZ/RDZ355	441.5	453	384.5	194.5	125	315
	ADZ/RDZ400	391.5	507	413.0	193.0	125	345
1016	ADZ/RDZ355	491.5	453	384.5	194.5	125	315
	ADZ/RDZ400	491.5	507	413.0	193.0	125	345
1117	ADZ/RDZ400	541.5	507	413.0	193.0	125	345
	ADZ/RDZ450	424.5	569	441.5	193.5	125	373
1317	ADZ/RDZ400	541.5	507	413.0	193.0	125	345
	ADZ/RDZ450	379.5	569	441.5	193.5	125	373
1518	ADZ/RDZ450	429.5	569	441.5	193.5	125	373
	ADZ/RDZ500	410.5	638	463.5	193.5	125	395
1522	ADZ/RDZ500	610.5	638	463.5	193.5	125	395
	ADZ/RDZ560	617.5	715	554.5	253.5	125	426
1622	ADZ/RDZ560	617.5	715	554.5	253.5	125	426
	ADZ/RDZ630	531.5	801	596.5	252.5	125	469
1822	ADZ/RDZ560	617.5	715	554.5	253.5	125	426
	ADZ/RDZ630	531.5	801	596.5	252.5	125	469
1824	ADZ/RDZ560	717.5	715	554.5	253.5	125	426
	ADZ/RDZ630	691.5	801	596.5	252.5	125	469
1825	ADZ/RDZ630	741.5	801	596.5	252.5	125	469
	ADZ/RDZ710	629.5	898	644.5	253.5	125	516
2025	ADZ/RDZ630	741.5	801	596.5	252.5	125	469
	ADZ/RDZ710	629.5	898	644.5	253.5	125	516
2226	ADZ/RDZ710	679.5	898	644.5	253.5	125	516
	ADZ/RDZ800	620.0	1007	713.5	266.5	125	572
2330	ADZ/RDZ800	820.0	1007	713.5	266.5	125	572
	ADZ/RDZ900	792.0	1130	770.5	266.5	125	629
2334	ADZ/RDZ800	1020.0	1007	713.5	266.5	125	572
	ADZ/RDZ900	1167.0	1130	770.5	266.5	125	629

Fan Section

Outlet direction of vertical unit and flange size

(单位:mm)
Unit Spec 39CBFI	Fitting Fan	A	D	E
				THF	BHF	UBF	UBR
0609	ADZ180	289.5	229	940.5	843.5	125	222
0610	ADZ180	339.5	229	940.5	843.5	125	222
	ADZ200	312.5	256	948.5	842.5	125	231
0712	ADZ/RDZ225	411.5	288	1062.5	842.5	125	268
	ADZ/RDZ250	411.5	322	1074.0	942.0	125	257
0813	ADZ/RDZ280	392.5	361	1190.5	1043.5	125	306
	ADZ/RDZ315	349.5	404	1209.5	1041.5	125	293
0914	ADZ/RDZ315	399.5	404	1309.5	1141.5	125	293
	ADZ/RDZ355	391.5	453	1334.5	1144.5	125	315
1015	ADZ/RDZ355	441.5	453	1434.5	1244.5	125	315
	ADZ/RDZ400	391.5	507	1463.0	1243.0	125	345
1016	ADZ/RDZ355	491.5	453	1434.5	1244.5	125	315
	ADZ/RDZ400	491.5	507	1463.0	1243.0	125	345
1117	ADZ/RDZ400	541.5	507	1563.0	1343.0	125	345
	ADZ/RDZ450	424.5	569	1591.5	1343.5	125	373
1317	ADZ/RDZ400	541.5	507	1763.0	1543.0	125	345
	ADZ/RDZ450	379.5	569	1791.5	1543.5	125	373
1518	ADZ/RDZ450	429.5	569	1991.5	1743.5	125	373
	ADZ/RDZ500	410.5	638	2013.5	1743.5	125	395
1522	ADZ/RDZ500	610.5	638	2013.5	1743.5	125	395
	ADZ/RDZ560	617.5	715	2104.5	1803.5	125	426
1622	ADZ/RDZ460	617.5	715	2204.5	1903.5	125	426
	ADZ/RDZ5630	531.5	801	2246.5	1902.5	125	469

Selection Humidifier

The unit humidifier can add dry steam humidifier, or high pressure spray humidifier and wet film humidifier.
Dry Steam Humidifier
The steam pressure scope of dry steam is (0.02 ~ 0.4)MPa
High –pressure Spray Humidifier
When using high pressure humidifier, it should consider humidifying efficiency which is 40-50%. Humidifying number ＝Spray amount ×humidifying efficiency
Spray water pressure is 0.5MPa
Wet Film Humidifier
Wet Film humidifier is equipment that  water molecule process spontaneous evaporation to wet the air, in which water supply is as 3 folders as humidifying amount.

Unit Spec 39CBFI	Humidifying amount of day steam kg/h	High Pressure spray amount高压喷雾量 kg/h
0609	6.3~20	5~15
0610	10~40	5~15
0712	25~63	11~25
0813	20~80	15~35
0914	32~80	26~45
1015	40~80	36~65
1016	63~125	36~65
1117	80~160	46~80
1317	125~200	46~80
1518	125~200	66~110
1522	160~200	81~130
1622	160~200	81~130
1822	160~200	81~130
1824	200~315	111~140
1825	200~315	111~140
2025	315~400	141~180
2226	315~500	141~180
2330	315~630	150~220
2334	315~630	150~220

Unit Spec39CBFI	Humidifying amount of wet film(kg / h)
	Efficient40%	efficient 60%	efficient 75%	efficient 85%
0609	5.8	8.6	10.8	11.5
0610	8.0	11.9	14.9	15.9
0712	11.5	17.2	21.5	23.0
0813	16.4	24.5	30.7	32.7
0914	19.0	28.5	35.6	38.0
1015	24.5	36.8	46.0	49.0
1016	27.0	40.4	50.0	53.9
1117	33.6	50.4	63.0	67.2
1317	39.3	59.0	73.8	78.7
1518	48.6	72.9	91.2	97.3
1522	55.3	82.9	103.6	110.5
1622	59.7	89.5	111.9	119.3
1822	68.5	102.8	128.5	137.0
1824	77.4	116.0	145.0	154.7
1825	84.0	126.0	157.5	168.0
2025	92.8	139.2	174.0	185.6
2226	108.3	162.4	203.0	216.6
2330	128.2	192.3	240.3	256.4
2334	150.3	225.4	281.8	300.6

Silencer

Specification and Weight of Silencer

Unit Spec	First Grade Silencing(6M)														Weight
39CBFI	6M-I	7M-I	8M-I	9M-I	10M-I	11M-I	12M-I	6M-II	7M-II	8M-II	9M-II	10M-II	11M-II	12M-II	kg
0609	2							2							30
0610	2							2							30
0712		3							2						44
0813			3							2					50
0914				5											65
1015					4							2			74
1016					4							2			74
1117						6									90
1317	6	6													114
1518		5	5						2	2					136
1522		6	6						2	2					158
1622			12							4					170
1822				12							4				190
1824				14							4				216
1825				14							4				216
2025					14							4			228
2226						14									210
2330						9	9						2	2	325
2334						10	10						2	2	356

Unit Spec	Second Silencing (12M)														Weight
39CBFI	6M-I	7M-I	8M-I	9M-I	10M-I	11M-I	12M-I	6M-II	7M-II	8M-II	9M-II	10M-II	11M-II	12M-II	kg
0609	4							4							60
0610	4							4							60
0712		6							4						88
0813			6							4					100
0914				10											130
1015					8							4			148
1016					8							4			148
1117						12									180
1317	12	12													228
1518		10	10						4	4					272
1522		12	12						4	4					316
1622			24							8					340
1822				24							8				380
1824				28							8				432
1825				28							8				432
2025					28							8			456
2226						28									420
2330						18	18						4	4	650
2334						20	20						4	4	712

Filter

Filter
In accordance with demand of functions, there are several filters can be selected :
1” thk external pump speedy filter	2” thk external pump low speed filter
1” thk internal pump speedy filter	2” thk internal pump low speed filter
Internal preliminary bag filter	internal sub-efficiency bag filter
Preliminary and medial filter performance
filter efficiency: Board- preliminary G3 Grade, bag medium F5 Grade

Qualification and Quantity of Filter

Unit Spec	Board Filter External Specification η=G3							weight kg
39CBFI	392 × 395	492 × 395	592 × 395	692 × 395	392 × 495	492 × 495	592 × 495	thk 1”	thk 2”
0609	2							2.6	3.1
0610	2							2.6	3.1
0712						2		3.2	3.8
0813			3					4.8	5.8
0914				3				5.1	6.1
1015	4				2			8.2	9.8
1016	2				4			8.6	10.3
1117					3	3		9.3	11.2
1317						3	3	10.2	12.2
1518	8	4						16.4	19.7
1522					8	4		18.4	22.1
1622					4	8		18.8	22.6
1822					4		8	20.4	24.5
1824	3		6		2		4	23.7	28.4
1825	2		4		3		6	24.3	29.2
2025	4	4			6	6		29.8	35.8
2226		4				16		31.6	37.9
2330		6	2			12	4	38.6	46.3
2334		9	3			12	4	44.7	53.6

Unit Spec	Board Internal Filter Specification=G3				Weight kg
39CBFI	290 × 595	390 × 493	390 × 595	595 × 595	thk 1”	thk 2”
0609		2			2.8	3.4
0610		2			2.8	3.4
0712	3				3.5	4.2
0813				2	5.4	6.5
0914	2		2		6.0	7.2
1015	2			2	6.4	7.7
1016	3			2	7.6	9.1
1117			3	2	8.2	9.8
1317	2			4	11.0	13.2
1518			2	4	11.0	13.2
1522	2			6	14.4	17.3
1622	5			6	18.0	21.6
1822	5			6	18.9	22.7
1824	2		3	6	19.5	23.4
1825	4			8	22.0	26.4
2025				12	24.0	28.8
2226	4			12	28.8	34.6
2330	7			12	34.5	41.4
2334	8			15	39.6	47.5

Qualification and Quantity of Filter

Unit Spec	Bag internal filter Specification η=F5						weight
							kg
39CBFI	290X595	390X493	390X595	595X595	590X290	590X390	thk 1”	thk 2”
0609		2					2.2	2.6
0610		2					2.2	2.6
0712	3						2.6	3.1
0813				2			5.0	6.0
0914					2	2	5.2	6.2
1015				2	2		5.2	6.2
1016	1			2	2		5.9	7.1
1117			1	2		2	6.5	7.8
1317	2			4			8.0	9.6
1518			2	4			8.0	9.6
1522	2			6			10.6	12.7
1622	2			6	3		14.2	17.0
1822	2			6	3		14.5	17.4
1824	2			6		3	14.7	17.6
1825				8	4		16.4	19.7
2025				12			16.8	20.2
2226				12	4		21.6	25.9
2330	3			12	4		25.6	30.7
2334	3			15	5		30.3	36.4

机组规格	Box Efficient filter Specification η=H11					weight
						kg
39CBFI	290X595	390X	493	390X595	595X595	thk 12”
0609		2				29.0
0610		2				29.0
0712	3					39.0
0813					2	44.0
0914	2			2		61.0
1015	2				2	70.0
1016	3				2	83.0
1117				3	2	96.5
1317	2				4	114.0
1518				2	4	123.0
1522	2				6	158.0
1622	5				6	197.0
1822	5				6	197.0
1824	2			3	6	210.5
1825	4				8	228.0
2025					12	264.0
2226	4				12	316.0
2330	7				12	355.0
2334	8				15	434.0

Purification level
US Fed. Std. 209D	100,000		10,000	1,000	100		10	1		0.1
US Fed. Std. 209E	M6.5		M5.5	M4.5	M3.5		M2.5	M1.5		M0.5
Purification Level VDI 2083	6		5	4	3		2	1		0
Flow form	Tangled Flow			Transitional Flow				horizon Flow
filter Filing Rtae(%)	5~10		10~20	30~70	>80			>90
First grade filteringlevel		G4			F5				F6
Second Grade filtering level DIN EN 779 DIN 24 183/EN 1822			F7			F9 H10		H10 H12 H13		H13
Third Grade Fitering Level		H12 H13		H13	H14		H15	H16		H17

Electrical heating Section

Model selection regulation of Electrical heating pipe coil
Unit Type		V Area	Single row electrical	weight	Second row electrical		Third row electrical Wgt.
39CBFI	单根最大功率(W)	(m2)	Heating (kW)	kg	Heating	weight	Heating
0609	810	0.26	< 5	17	5~10	21.0	10~14	25.0
0610	960	0.30	< 6	18	6~12	22.0	12~18	26.0
0712	1260	0.48	< 8	27.5	8~16	32.5	16~22	37.5
0813	1410	0.63	< 13	30.5	13~26	39.5	26~38	48.5
0914	1560	0.80	< 14.5	35	14.5~29	44.5	29~43	54.0
1015	1710	1.00	< 20.5	42	20.5~41	55.5	41~60	69.0
1016	1860	1.08	< 22.5	43.7	22.5~45	58.2	45~65	72.7
1117	2010	1.31	< 24	47.6	24~48	63.2	48~70	78.6
1317	2010	1.58	< 30	56.5	30~60	76.0	60~85	95.5
1518	2360	2.00	< 36	63	36~72	84.0	72~105	105.0
1522	2960	2.53	< 44	70	44~88	96.0	88~130	122.0
1622	2960	2.72	< 46	74	46~92	100.0	92~135	126.0
1822	2960	3.10	< 53	73	53~106	114.0	106~155	145.0
1824	3260	3.42	< 59	95.5	59~118	130.5	118~175	165.5
1825	3410	3.59	< 61	97.2	61~122	133.2	122~180	169.2
2025	3410	4.02	< 72	107	72~144	149.0	144~210	191.0
2226	3560	4.66	< 85	121.5	85~170	171.5	170~250	221.5
2330	4160	5.74	< 100	137	100~200	196.0	200~280	255.0
2334	5360	6.61	< 125	148.5	125~250	216.5	250~340	284.5

Chassis Weight

(单位:kg)

Unit Weight	39CBFI				39CBFI
39CBFI	3M	6M	9M	12M	head Face
0609	56.7	81.3	105.6	130.7	8.4
0610	60.2	86.0	111.9	138.5	9.4
0712	70.5	100.3	129.2	159.4	13.5
0813	79.4	111.0	144.5	178.1	16.9
0914	84.1	119.3	155.0	190.5	20.8
1015	88.3	127.3	165.5	204.8	24.9
1016	92.1	132.2	171.3	211.5	26.6
1117	97.7	140.3	182.7	224.4	31.3
1317	102.1	146.9	191.7	235.8	37.0
1518	109.9	158.2	206.7	254.4	45.5
1522	143.4	198.9	253.0	307.8	55.9
1622	145.5	202.2	257.4	313.5	59.8
1822	148.8	207.8	265.3	323.7	71.4
1824	159.8	221.3	283.6	346.8	73.7
1825	164.3	226.9	290.5	262.8	76.9
2025	168.5	233.6	299.4	366.0	85.6
2226	177.1	245.8	315.2	385.3	98.4
2330	197.0	271.6	346.8	422.3	119.1
2334	214.0	293.2	373.4	453.6	135.3

Note: the weight shown on the table include the weight of base

Type-Market Method of 39CBF Unit

Computing Formula for Unit Modulus and Dimension

39CBFI
(1)  Unit Height = Height Modulus × 100 + 100 + 100 (Base)
(2)  Unit Width = Width Modulus× 100 + 100
Example：39CBFI 0712
07 Height Modulus
Height of Unit is：7 × 100 + 100 + 100 (底座) =900mm
12 Width Modulus
Width of Unit：12 × 100 + 100 =1300mm

Air Flow Scope of 39CBF Unit

39CBF      2209~198090m3/h

Characteristics of Unit 39CBF

Characteristics of Unit

•	Modules design, parts have strong commonality, easy change

•	Double panel structure, 50mm foam 50mm foam panel is light and rigid, and its thermal conductivity is less than 0.0199W/M.°C

New seal。

•	The down drain method ensures all the condensed water discharged. 。
•      The lowest point of pipe coil loop equips a freeing port, which can empty the standing water inside pipe coil. This can avoid frost crack of pipe coil.

•	Using corrugated link mechanism adjustment, and air damper can open flexibly. Electric remote control device can be installed.
•      Each section equips unit base to strength whole machine, reduce unit’s vibration, easy for transport and split joint.

Characteristics of performance

•
Pipe coil header is steel header, and copper header is available if user has such requirement. The drain valve and air evacuation valve are installed on pipe coil header to ensure no air on loop, meanwhile empty standing water inside pipe coil to avoid frost crack.

•     The case of unit includes panel, framework and gland strip. The panel adopts unique embedding method, so that connection points can be connected precisely. The new gland strip is applied between frame and panel, and each access door and pass-through of pipes has been meticulously designed to ensure air tightness of unit.  When face velocity is more than 2.5m/s, water-dam can be added behind pipe coil, which can effectively separate water from air.

•	Preliminary filter is board structure , and efficiency reaches G4 Grade

Medium filter is bag structure, efficiency reaches F8 Grade

•      Secondary structure is bag structure, its efficiency reach F9. The high efficiency filter’s efficiency reaches H13 Grade.

Computer Model Selection

•    The company provides swift and précised computer model selection service. Calculate the most idea function configuration and most economic type.

Easy and Convenient Repair
•   Parts have strong commonality, very easy to change, and price is cheap. Detachable panel can be installed on one side of unit; furthermore, access doors are set to necessary function setting.
•   It is convenient to maintain fan, pipe coil and filters. Pipe coil is installed on lead rail of water pan, easy to maintain, clean and dismantle.

Intelligent Control

•   All kinds of sensor structure such as transducer can be installed to realize auto control

Characteristics of Unit 39CBF

EUROVENT Certificate

•	The product is China’s first air conditioner to gain EUROVENT. The certificate ensures the real performance is not less than that of sample product.
•
EUROVENT is the professional standard to modular air conditioner, which is widely accepted in the world. The standard is taken charge by France EUROVENT Institute, which is one of international authorized certification authority.

•	EUROVENT includes EN1886 and EN13053
•
EN1886 is for mechanical features of modular air conditioner, including mechanical strength of chassis, cold bridge factor, heat transfer coefficient, air leakage rate, by-pass rate of filter, sound insulation of chassis. EN13053 mainly aims at air conditioners that its whole performance precedes calculated value of model selection program.

EN1886: Euro Air Treatment Unit Standard  (39CBF)

Chassis Grade	Max Re. Deflect (mm.m-1)	Bear Max Air Press
1	10	No
1A	10	Yes
2	4	No
2A	4	Yes

Class TB1	0.75 ＜ Kb ≤ 1
Class TB2	0.6 ＜ Kb ≤ 0.75
Class TB3	0.45 ＜ Kb ≤ 0.6
Class TB4	0.3 ＜ Kb ≤ 0.45
Class TB5	No Requirement 无要求

Leakage Class	Max Air Leak Rate l/sm2 最大漏风率 l/sm2
3A	5.70
A	1.90
B	0.63
C	0.21

Mechanical strength of chassis

Maximum relative deflection refers to max allowable deflection under ±1000Pa.

Bearing maximum air pressure of fan refers to the unit shall not be in permanent deformation under ±2500Pa .

Cold Bridge Proof Coefficient

The Cold Bridge Proof Coefficient formula Kb=Tmin/ Tair,, tmin is temperature difference between chassis inside and outer layer of chassis, tair is  difference value of temperature between chassis inside and external environment.
Air Leakage Rate

The air leakage rate of air treatment unit is measured inside the unit and under sub-pressure 400Pa and positive pressure

Outstanding features of 39CBF for industry environment

•
Excellent air tightness: case of unit consists of panel, frame and gland strip.The panel adopts unique embedding method, so that connection points can be connected precisely. The new gland strip is applied between frame and panel, and each access door and pass-through of pipes has been meticulously designed to ensure air tightness of unit. It completely complies with or beyond the GB/T14294-93.

•    Perfect thermal insulation

Between the panels of unit, 50mm thk foam polyurethane is applied as insulation material, which achieves good rigidity. There are even insulation quilt in the frame. Every joint has been treated specially to avoid appearance of cold bridge. Outer surface of panel has been pained specially, to ensure fireproofing and corrosion protection. The application conditions suitable for cold bridge proof, such as tobacco, hospital and electronics.

Performance index of box (Euro EN1886 )

Box’s  patent number：03270349.X

Quick Model Selection of 39CBF

		Outline dimension
Unit spec	Pipe coil ft.			Air Volume			excess pressure of
39CBF	area(m2)	H*	W	2.25m/s	2.5m/s	2.75m/s	outlet
							Pa

0609	0.24	710	1010	2008	2209	2430	200~800

0610	0.34	710	1110	2755	3058	3364	200~800

0712	0.49	810	1310	3979	4417	4859	200~800

0813	0.70	910	1410	5663	6286	6915	200~800

0914	0.81	1010	1510	6582	7306	8037	200~800

1015	1.05	1110	1610	8495	9429	10372	200~800

1016	1.15	1110	1710	9337	10364	11400	200~800

1117	1.44	1210	1810	11632	12912	14703	200~800

1317	1.68	1410	1810	13623	15121	16633	200~800

1518	2.07	1610	1910	16837	18689	20558	200~800

1522	2.36	1610	2310	19133	21238	23362	200~800

1622	2.55	1710	2310	20664	22937	25231	200~800

1822	2.93	1910	2310	23725	26335	28968	200~800

1824	3.30	1910	2510	26786	29733	32706	200~800

1825	3.59	1910	2610	29082	32281	35509	200~800

2025	3.96	2110	2610	30143	35679	39247	200~800

2226	4.63	2310	2710	37501	41626	45789	200~800

2330	5.48	2410	3110	44388	49271	54198	200~800

2334	6.42	2410	3510	52041	57766	63543	200~800

2532	8.13	2610	3310	65853	73170	80487	200~800

2832	9.01	2910	3310	72973	81081	89198	200~800

3132	9.98	3210	3310	80838	89820	98802	200~800

3438	12.36	3510	3910	100116	111240	122364	200~800

3841	14.69	3910	4210	118989	132210	145431	200~800

4444	17.72	4510	4510	143532	159480	175428	200~800

4750	22.01	4810	5110	178281	198090	217899	200~800

注：1、*Height H excludes 100mm thk base and dimension of top wind gap, 2532~4750’s base is 200mm.
2、The length of unit varies in accordance with function configuration.
3、Water Dam should be installed when wind speed is over 2.5m/s.

Other Specification

1、 The company can use computer model selection program to design specifically for different operation conditions users provided and select optimized type of unit.

2、 Requirement for foundation of unit:

•         The base for unit must design in accordance with length and width of unit, which shall level up horizontally.

•         The foundation shall be above ground in order to install trap of condensed water. Please refer to the following picture:

3、When connecting pipes, please note:

•         The working pressure of cold water pipe coil and hot water pipe coil in design shall be 1.6Mpa.

•         The maximum pressure of steam pipe coil is no more than 1.4MPa.

4、As for fresh-air unit, when temperature of fresh air is below 0°C，operator  turn on device to warm up pipe coil and take other relevant measures before turn on the unit, in order to prevent unit from frozen and burst.

5、Flexible joint must be used in the connection section of fan outlet and air duct.

6、When stopping  the unit and temperature of pipe coil is lower than freezing temperature, the water inside pipe shall be empty and all standing water shall be blown out. If standing water cannot blow empty, antifreeze shall be added in.

7、Insulation measures have been taken into consideration, the surface will not produce dews under normal conditions.

8、Please leave sufficient space for routine examination.

9、Temperature of supplied air shall not exceed 80°C, if so, user shall raise the requirement that high temperature bearings and special motor will be used.

10、If customer has special configuration, such as electric adjustable damper, copper header, stainless steel water pan, high efficient filter and other non-standard requirement, customer shall specify when ordering the purchase.

11、If customer needs other requirement such as silencing, secondary air return, purification, adjustment of frequency, recycling of energy, customer shall specify when ordering. Carrier will meet all those requirements. The steam pressure scope needed for humidifying dry steam ranges from 0.02-0.04Mpa.